UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 11, 2008 (December 5, 2008)
Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13105 (Commission File Number)	43-0921172 (I.R.S. Employer Identification No.)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 994-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On December 5, 2008, the Board of Directors of Arch Coal, Inc. (the “Company”) approved amendments to various Company-sponsored non-qualified deferred compensation plans and agreements, including the Arch Coal, Inc. 1997 Stock Incentive Plan (the “Stock Incentive Plan”), the Arch Coal, Inc. Supplemental Retirement Plan (the “SERP”), the Arch Coal, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”) and the Arch Coal, Inc. Outside Directors’ Deferred Compensation Plan (the “Directors’ Plan” and, together with the Stock Incentive Plan, the SERP and the Deferred Compensation Plan, the “Plans”).
          The principal reason for the changes to the Plans was to achieve compliance with Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended, and the regulations and other guidance promulgated thereunder. Section 409A, enacted in 2004, governs “nonqualified deferred compensation” arrangements and imposes an additional tax and penalties on service providers (including employees and directors) if a covered arrangement does not comply with Section 409A. The changes to the Plans are intended to reflect the requirements of Section 409A particularly with respect to events triggering distributions, deferral elections, payment elections and the timing of payments. The changes reflected in the Plans will not result in any material incremental cost to the Company, and none of the changes will affect the amount of benefits to which a participant is or may be entitled under the Plans.
          Descriptions of the SERP, the Deferred Compensation Plan and the Directors’ Plan (prior to the above-described amendments) are set forth in the proxy statement with respect to the Company’s 2008 annual meeting of stockholders held on April 24, 2008. A description of the Stock Incentive Plan (prior to the above-described amendments) is set forth in the proxy statement with respect to the Company’s 2002 annual meeting of stockholders held on April 25, 2002. The foregoing description of the changes to the Plans is not complete and is qualified by reference to the full texts of the amended Plans filed as exhibits hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
          The following exhibits are attached hereto and filed herewith.

Exhibit
No.	Description

10.1*	Arch Coal, Inc. 1997 Stock Incentive Plan (as amended and restated on December 5, 2008).

10.2*	Arch Coal, Inc. Supplemental Retirement Plan.

10.3*	Arch Coal, Inc. Deferred Compensation Plan.

10.4*	Arch Coal, Inc. Outside Directors’ Deferred Compensation Plan.

*	Denotes management contract or compensatory plan arrangements.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2008	Arch Coal, Inc.
	By:	/s/ Robert G. Jones
Robert G. Jones
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit
No.	Description

10.1*	Arch Coal, Inc. 1997 Stock Incentive Plan (as amended and restated on December 5, 2008).

10.2*	Arch Coal, Inc. Supplemental Retirement Plan.

10.3*	Arch Coal, Inc. Deferred Compensation Plan.

10.4*	Arch Coal, Inc. Outside Directors’ Deferred Compensation Plan.

*	Denotes management contract or compensatory plan arrangements.